                       STATEMENT OF ADDITIONAL INFORMATION

                       SCHWAB MARKETTRACK PORTFOLIOS(TM)
                              ALL EQUITY PORTFOLIO
                                GROWTH PORTFOLIO
                               BALANCED PORTFOLIO
                             CONSERVATIVE PORTFOLIO

                                FEBRUARY 29, 2000
                            AS AMENDED JULY 1, 2000


The Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the portfolios' prospectus dated February 29, 2000 (as amended from time to time).

To obtain a copy of the prospectus, please contact SchwabFunds(R) at 800-435-4000, 24 hours a day, or write to the portfolios at 101 Montgomery Street, San Francisco, California 94104. For TDD service call 800-345-2550, 24 hours a day. The prospectus also may be available on the Internet at: http://www.schwab.com/schwabfunds.

The portfolios' most recent annual report is a separate document supplied with the SAI and includes the audited financial statements, which are incorporated by reference into this SAI.

The portfolios are series of Schwab Capital Trust (the trust).

                                TABLE OF CONTENTS


                                                                                               Page
                                                                                               ----
INVESTMENT OBJECTIVES, SECURITIES, STRATEGIES, RISKS
AND LIMITATIONS................................................................................   2
MANAGEMENT OF THE PORTFOLIOS...................................................................  16
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES............................................  20
INVESTMENT ADVISORY AND OTHER SERVICES.........................................................  20
BROKERAGE ALLOCATION AND OTHER PRACTICES.......................................................  22
DESCRIPTION OF THE TRUST.......................................................................  23
PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER REPORTS
AND PRICING OF SHARES..........................................................................  24
TAXATION.......................................................................................  26
CALCULATION OF PERFORMANCE DATA................................................................  28

INVESTMENT OBJECTIVES, SECURITIES, STRATEGIES, RISKS AND LIMITATIONS

                              INVESTMENT OBJECTIVES

Each portfolio's investment objective may be changed only by vote of a majority of its shareholders. There is no guarantee the portfolios will achieve their objectives.

ALL EQUITY PORTFOLIO seeks high capital growth over the long term.

GROWTH PORTFOLIO seeks high capital growth with less volatility than an all stock portfolio.

BALANCED PORTFOLIO seeks maximum total return, including both capital growth and income.

CONSERVATIVE PORTFOLIO seeks income and more growth potential than an all bond fund.

The following investment strategies, risks and limitations supplement those set forth in the prospectus and may be changed without shareholder approval unless otherwise noted. Also, policies and limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard, shall be measured immediately after and as a result of a portfolio's acquisition of such security or asset unless otherwise noted. Thus, any subsequent change in values, net assets or other circumstances will not be considered when determining whether the investment complies with a portfolio's investment policies and limitations.

                UNDERLYING FUND INVESTMENTS, SECURITIES AND RISKS

The portfolios' underlying fund investments, the different types of securities the underlying funds typically may invest in, the investment techniques they may use and the risks normally associated with these investments are discussed below. Not all investments that may be made by underlying funds are currently known. Not all underlying funds discussed below are eligible investments for each portfolio. A portfolio will invest in underlying funds that are intended to help achieve its investment objective.

MUTUAL FUNDS are registered investment companies, which may issue and redeem their shares on a continuous basis (open-end mutual funds) or may offer a fixed number of shares usually listed on an exchange (closed-end mutual funds). Mutual funds generally offer investors the advantages of diversification and professional investment management, by combining shareholders' money and investing it in various types of securities, such as stocks, bonds and money market securities. Mutual funds also make various investments and use certain techniques in order to enhance their performance. These may include entering into delayed-delivery and when-issued securities transactions or swap agreements; buying and selling futures contracts, illiquid and restricted securities and repurchase agreements and borrowing or lending money and/or portfolio securities. The risks of investing in mutual funds generally reflect the risks of the securities in which the mutual funds invest and the investment techniques they may employ. Also, mutual funds charge fees and incur operating expenses. Each portfolio will normally invest at least 50% of their assets in other SchwabFunds(R), which are registered open-end investment companies.

STOCK FUNDS typically seek growth of capital and invest primarily in equity securities. Other investments generally include debt securities, such as U.S. government securities, and some illiquid and restricted securities. Stock funds typically may enter into delayed-delivery or when-issued securities transactions, repurchase agreements, swap agreements and futures and options contracts. Some stock funds invest exclusively in equity securities and may focus in a specialized segment of the stock market, like stocks of small companies or foreign issuers, or may focus in a specific industry or group of industries. The greater a fund's investment in stock, the greater exposure it will have to stock risk and stock market risk. Stock risk is the risk that a stock may decline in price over the short or long term. When a stock's price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Some stocks, like small company and international stocks, are more sensitive to stock risk than others. Diversifying investments across companies can help to lower the stock risk of a portfolio. Market risk is typically the result of a negative economic condition that affects the value of an entire class of securities, such as stocks or bonds. Diversification among various asset classes, such as stocks, bonds and cash, can help to lower the market risk of a portfolio. The SchwabFunds(R) stock funds that the portfolios may currently invest in are the Schwab S&P 500 Fund, Schwab Small-Cap Index Fund(R) and Schwab International Index Fund(R) or Schwab Total Stock Market Index Funds. A stock fund's other investments and use of investment techniques also will affect its performance and portfolio value.

SMALL-CAP STOCK FUNDS seek capital growth and invest primarily in equity securities of companies with smaller market capitalization. Small-cap stock funds generally make similar types of investments and employ similar types of techniques as other stock funds, except that they focus on stocks issued by companies at the lower end of the total capitalization of the U.S. stock market. These stocks tend to be more volatile than stocks of companies of larger capitalized companies. Small-cap stock funds, therefore, tend to be more volatile than stock funds that invest in mid- or large-cap stocks, and are normally recommended for long-term investors. The SchwabFunds small-cap stock fund that the portfolios may currently invest in is the Schwab Small-Cap Index Fund.

INTERNATIONAL STOCK FUNDS seek capital growth and invest primarily in equity securities of foreign issuers. Global stock funds invest primarily in equity securities of both domestic and foreign issuers. International and global stock funds generally make similar types of investments and employ similar types of investment techniques as other stock funds, except they focus on stocks of foreign issuers. Some international stock and global stock funds invest exclusively in foreign securities. Some of these funds invest in securities of issuers located in emerging or developing securities markets. These funds have greater exposure to the risks associated with international investing. International and global stock funds also may invest in foreign currencies and depositary receipts and enter into futures and options contracts on foreign currencies and forward foreign currency exchange contracts. The SchwabFunds international stock fund that the portfolios may currently invest in is the Schwab International Index Fund.

BOND FUNDS seek high current income by investing primarily in debt securities, including U.S. government securities, corporate bonds, stripped securities and mortgage- and asset-backed securities. Other investments may include some illiquid and restricted securities. Bond funds typically may enter into delayed-delivery or when-issued securities transactions, repurchase agreements, swap agreements and futures contracts. Bond funds are subject to interest rate and income risks as well as credit and prepayment risks. When interest rates fall, the prices of debt securities generally rise, which may affect the values of bond funds and their yields. For example, when interest rates fall, issuers tend to pre-pay their outstanding debts and issue new ones paying lower interest rates. A bond fund holding these securities would be forced to invest the principal received from the issuer in lower yielding debt securities. Conversely, in a rising interest rate environment, prepayment on outstanding debt securities generally will not occur. This risk is known as extension risk and may affect the value of a bond fund if the value of its securities are depreciated as a result of the higher market interest rates. Bond funds also are subject to the risk that the issuers of the securities in their portfolios will not make timely interest and/or principal payments or fail to make them at all. The SchwabFunds(R) bond fund that the portfolios may currently invest in is the Schwab Total Bond Market Index Fund.

MONEY MARKET FUNDS typically seek current income and a stable share price of $1.00 by investing in money market securities. Money market securities include commercial paper and short-term U.S. government securities, certificates of deposit, banker's acceptances and repurchase agreements. Some money market securities may be illiquid or restricted securities or purchased on a delayed-delivery or when issued basis. The SchwabFunds money market fund that the portfolios may currently invest in is the Schwab Value Advantage Money Fund.(R)

                        INVESTMENTS, STRATEGIES AND RISKS

The different types of securities the underlying funds typically may invest in, the investment techniques they may use and the risks normally associated with these investments are discussed below. Not all investments that may be made by underlying funds are currently known. Each portfolio also may invest in securities other than shares of SchwabFunds, such as stocks, bonds and money market securities, and engage in certain investment techniques. Not all securities or techniques discussed below are eligible investments for each portfolio. A portfolio will make investments that are intended to help achieve its investment objective.

ASSET-BACKED SECURITIES are securities that are backed by the loans or account receivables of an entity, such as a bank or credit card company. These securities are obligations that the issuer intends to repay using the assets backing them (once collected). Therefore, repayment may depend largely on the cash flows generated by the assets backing the securities. The rate of principal payments on asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision, and actual yield to maturity may be more or less than the anticipated yield to maturity. Sometimes the credit support for asset-backed securities is limited to the underlying assets, but, in other cases, may be provided by a third party via a letter of credit or insurance guarantee.

BORROWING may subject a portfolio or underlying fund to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds. A portfolio or underlying fund normally may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. Borrowing can involve leveraging when securities are purchased with the borrowed money. To avoid this, each portfolio will not purchase securities while borrowings represent more than 5% of its total assets.

CONCENTRATION means that substantial amounts of assets are invested in a particular industry or group of industries. Concentration increases investment exposure to industry risk. For example, the automobile industry may have a greater exposure to a single factor, such as an increase in the price of oil, which may adversely affect the sale of automobiles and, as a result, the value of the industry's securities. Each portfolio will not concentrate its investments in a particular industry or group of industries, unless its underlying fund investments are so concentrated.

DEBT SECURITIES are obligations issued by domestic and foreign entities, including governments and corporations, in order to raise money. They are basically "IOUs," but are commonly referred to as bonds or money market securities. These securities normally require the issuer to pay a fixed, variable or floating rate of interest on the amount of money borrowed (the "principal") until it is paid back upon maturity.

Debt securities experience price changes when interest rates change. Typically, longer-maturity bonds react to interest rate changes more severely than shorter-term bonds (all things being equal) but generally offer greater rate of interest. Variable and floating rate securities pay an interest rate, which is adjusted either periodically or at specific intervals or which floats continuously according to a formula or benchmark. Although these structures generally are intended to minimize the fluctuations in value that occur when interest rates rise and fall, some structures may be linked to a benchmark in such a way as to cause greater volatility to the security's value.

Some variable rate securities may be combined with a put or demand feature (variable rate demand securities) that entitles the holder to the right to demand repayment in full. While the demand feature is intended to reduce credit risks, it is not always unconditional, and may make the securities more difficult to sell quickly without losses. Corporate bonds are debt securities issued by corporations. Although a higher return is expected from corporate bonds, these securities, while subject to the same general risks as U.S. government securities, are subject to greater credit risk than U.S. government securities. Their prices may be affected by the perceived credit quality of the issuer.

Credit and liquidity supports may be employed by issuers to reduce the credit risk of their securities. Credit supports include letters of credit, insurance and guarantees provided by foreign and domestic entities. Liquidity supports include puts and demand features. Most of these arrangements move the credit risk of an investment from the issuer of the security to the support provider. Changes in the credit quality of a support provider could cause losses to a portfolio or fund, and affect its share price.

Each portfolio and underlying fund may invest in investment-grade securities that are medium- and high-quality securities, although some still possess varying degrees of speculative characteristics and risks. Debt securities rated below investment grade are riskier, but may offer higher yields. These securities are sometimes referred to as "junk bonds." The market for these securities has historically been less liquid than for investment grade securities.

DELAYED-DELIVERY TRANSACTIONS include purchasing and selling securities on a delayed-delivery or when-issued basis. These transactions involve a commitment to buy or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. When purchasing securities on a delayed-delivery basis, a portfolio or underlying fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Typically, no interest will accrue to a fund until the security is delivered. A portfolio or underlying fund will segregate appropriate liquid assets to cover its delayed-delivery purchase obligations. When a fund sells a security on a delayed-delivery basis, the portfolio does not participate in further gains or losses with respect to that security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund or underlying fund could suffer losses.

DEPOSITARY RECEIPTS include American or European Depositary Receipts (ADRs or
EDRs), Global Depositary Receipts or Shares (GDRs or GSSs) or other similar global instruments that are receipts representing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. These securities are designed for U.S. and European securities markets as alternatives to purchasing underlying securities in their corresponding national markets and currencies. Depositary receipts can be sponsored or unsponsored. Sponsored depositary receipts are certificates in which a bank or financial institution participates with a custodian. Issuers of unsponsored depositary receipts are not contractually obligated to disclose material information in the United States. Therefore, there may not be a correlation between such information and the market value of an unsponsored depositary receipt.

DIVERSIFICATION involves investing in a wide range of securities and thereby spreading and reducing the risks of investment. Each portfolio and underlying fund is a series of an open-end investment management company. Each portfolio and underlying fund is a diversified mutual fund.

EQUITY SECURITIES represent ownership interests in a corporation, and are commonly called "stocks." Equity securities historically have outperformed most other securities, although their prices can fluctuate based on changes in a company's financial condition, market conditions and political, economic or even company-specific news. When a stock's price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Sometimes factors, such as economic conditions or political events, affect the value of stocks of companies of the same or similar industry or group of industries, and may affect the entire stock market.

Types of equity securities include common stocks, preferred stocks, convertible securities and warrants. Common stocks, which are probably the most recognized type of equity security, usually entitle the owner to voting rights in the election of the corporation's directors and any other matters submitted to the corporation's shareholders for voting. Preferred stocks do not ordinarily carry voting rights or may carry limited voting rights, but normally have preference over the corporation's assets and earnings. For example, preferred stocks have preference over common stock in the payment of dividends. Preferred stocks also may pay specified dividends.

Convertible securities are typically preferred stock or bonds that are exchangeable for a specific number of another form of security (usually the issuer's common stock) at a specified price or ratio. A corporation may issue a convertible security that is subject to redemption after a specified date and usually under certain circumstances. A holder of a convertible security that is called for redemption would be required to tender it for redemption to the issuer, convert it to the underlying common stock or sell it to a third party. Convertible bonds typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity, because of the convertible feature. This structure allows the holder of the convertible bond to participate in share price movements in the company's common stock. The actual return on a convertible bond may exceed its stated yield if the company's common stock appreciates in value and the option to convert to common shares becomes more valuable.

Convertible preferred stocks are nonvoting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds, however, they do not have a maturity date. Due to their fixed income features, convertible securities provide higher income potential than the issuer's common stock, but typically are more sensitive to interest rate changes than the underlying common stock. In the event of liquidation, bondholders have claims on company assets senior to those of stockholders; preferred stockholders have claims senior to those of common stockholders.

Convertible securities typically trade at prices above their conversion value, which is the current market value of the common stock received upon conversion, because of their higher yield potential than the underlying common stock. The difference between the conversion value and the price of a convertible security will vary depending on the value of the underlying common stock and interest rates. When the underlying value of the common stocks decline, the price of the issuer's convertible securities will tend not to fall as much because the convertible security's income potential will act as a price support. While the value of a convertible security also tends to rise when the underlying common stock value rises, it will not rise as much because their conversion value is more narrow. The value of convertible securities also is affected by changes in interest rates. For example, when interest rates fall, the value of convertible securities may rise because of their fixed income component.

Warrants are a type of security usually issued with bonds and preferred stock that entitles the holder to a proportionate amount of common stock at specified price for a specific period of time. The prices of warrants do not necessarily move parallel to the prices of the underlying common stock. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it will become worthless and a portfolio or underlying fund will lose the purchase price it paid for the warrant and the right to purchase the underlying security.

FOREIGN SECURITIES involve additional risks, including foreign currency exchange rate risks, because they are issued by foreign entities, including foreign governments, banks, corporations or because they are traded principally overseas. Foreign entities are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. corporations. In addition, there may be less publicly available information about foreign entities. Foreign economic, political and legal developments, as well as fluctuating foreign currency exchange rates and withholding taxes, could have more dramatic effects on the value of foreign securities. For example, conditions within and around foreign countries, such as the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments, change of government or war could affect the value of foreign investments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Foreign securities typically have less volume and are generally less liquid and more volatile than securities of U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the portfolios endeavor to achieve the most favorable overall results on portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed companies than in the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. There may be difficulties in obtaining or enforcing judgments against foreign issuers as well. These factors and others may increase the risks with respect to the liquidity of a portfolio or underlying fund containing foreign investments, and its ability to meet a large number of shareholder redemption requests.

Foreign markets also have different clearance and settlement procedures and, in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a portfolio or underlying fund is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause a portfolio or underlying fund to miss attractive investment opportunities. Losses to a portfolio or underlying fund arising out of the inability to fulfill a contract to sell such securities also could result in potential liability for the portfolio.

Investments in the securities of foreign issuers are usually made and held in foreign currencies. In addition, the portfolios or underlying fund may hold cash in foreign currencies. These investments may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may cause a portfolio or underlying fund to incur costs in connection with conversions between various currencies. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange market as well as by political and economic factors. Changes in the foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a portfolio or underlying fund.

In addition to the risks discussed above, it is unforeseeable what risk, if any, may exist to investments as a result of the conversion of the 11 of the 15 Economic Union Member States from their respective local currency to the official currency of the Economic and Monetary Union (EMU). As of January 3, 1999, the euro became the official currency of the EMU, the rate of exchange was set between the euro and the currency of each converting country and the European Central Bank, all national central banks and all stock exchanges and depositories began pricing, trading and settling in euro even if the securities traded are not denominated in euro. Each securities transaction that requires converting to euro may involve rounding that could affect the value of the security converted. In addition, issuers of securities that require converting may experience increased costs as a result of the conversion, which may affect the value of their securities. It is possible that uncertainties related to the conversion will affect investor expectations and cause investments to shift from or to European countries, thereby making the European market less liquid or more expensive. All of these factors could affect the value of the portfolios' investments and/or increase its expenses. While the investment adviser has taken steps to minimize the impact of the conversion on the portfolios, it is not possible to know precisely what impact the conversion will have on the portfolios, if any, nor is it possible to eliminate the risks completely.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS involve the purchase or sale of foreign currency at an established exchange rate, but with payment and delivery at a specified future time. Many foreign securities markets do not settle trades within a time frame that would be considered customary in the U.S. stock market. Therefore, a portfolio or underlying fund may engage in forward foreign currency exchange contracts in order to secure exchange rates for portfolio securities purchased or sold, but waiting settlement. These transactions do not seek to eliminate any fluctuations in the underlying prices of the securities involved. Instead, the transactions simply establish a rate of exchange that can be expected when the portfolio or fund settles its securities transactions in the future.

FUTURES CONTRACTS are securities that represent an agreement between two parties that obligates one party to buy and the other party to sell specific securities at an agreed-upon price on a stipulated future date. In the case of futures contracts relating to an index or otherwise not calling for physical delivery at the close of the transaction, the parties usually agree to deliver the final cash settlement price of the contract. A portfolio or underlying fund may purchase and sell futures contracts based on securities, securities indices and foreign currencies or any other futures contracts traded on U.S. exchanges or boards of trade that the Commodities Futures Trading Commission CFTC licenses and regulates on foreign exchanges.

Each portfolio and underlying fund must maintain a small portion of its assets in cash to process shareholder transactions in and out of the fund and to pay its expenses. In order to reduce the effect this otherwise uninvested cash would have on its performance, a portfolio or underlying fund may purchase futures contracts. Such transactions allow the portfolio or underlying fund's cash balance to produce a return similar to that of the underlying security or index on which the futures contract is based. Also, the portfolios or underlying funds may purchase or sell futures contracts on a specified foreign currency to "fix" the price in U.S. dollars of the foreign security it has acquired or sold or expects to acquire or sell.

When buying or selling futures contracts, a portfolio or underlying fund must place a deposit with its broker equal to a fraction of the contract amount. This amount is known as "initial margin" and must be in the form of liquid debt instruments, including cash, cash-equivalents and U.S. government securities. Subsequent payments to and from the broker, known as "variation margin" may be made daily, if necessary, as the value of the futures contracts fluctuate. This process is known as "marking-to-market." The margin amount will be returned to the portfolio or underlying fund upon termination of the futures contracts assuming all contractual obligations are satisfied. Each portfolio's or underlying fund's aggregate initial and variation margin payments required to establish its futures positions may not exceed 5 % of its net assets. Because margin requirements are normally only a fraction of the futures contracts in a given transaction, futures trading can involve a great deal of leverage. In order to avoid this, each portfolio will segregate assets in an amount equal to the margin requirement that is deposited with the broker for its outstanding futures contracts.

While the portfolios and underlying funds intend to purchase and sell futures contracts in order to simulate full investment their respective indices, there are risks associated with these transactions. Adverse market movements could cause a portfolio or underlying fund to experience substantial losses when buying and selling futures contracts. Of course, barring significant market distortions, similar results would have been expected if the portfolio or underlying fund had instead transacted in the underlying securities directly. There also is the risk of losing any margin payments held by a broker in the event of its bankruptcy. Additionally, a fund incurs transaction costs (i.e. brokerage fees) when engaging in futures trading.

Futures contracts normally require actual delivery or acquisition of an underlying security or cash value of an index on the expiration date of the contract. In most cases, however, the contractual obligation is fulfilled before the date of the contract by buying or selling, as the case may be, identical futures contracts. Such offsetting transactions terminate the original contracts and cancel the obligation to take or make delivery of the underlying securities or cash. There may not always be a liquid secondary market at the time a fund seeks to close out a futures position. If the underlying fund is unable to close out its position and prices move adversely, it would have to continue to make daily cash payments to maintain its margin requirements. If the portfolio or underlying fund had insufficient cash to meet these requirements it may have to sell portfolio securities at a disadvantageous time or incur extra costs by borrowing the cash. Also, the portfolio of underlying fund may be required to make or take delivery and incur extra transaction costs buying or selling the underlying securities. The portfolios and underlying funds seek to reduce the risks associated with futures transactions by buying and selling futures contracts that are traded on national exchanges or for which there appears to be a liquid secondary market.

ILLIQUID SECURITIES generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the portfolio or underlying fund has valued the instruments. The liquidity of a portfolio's or underlying fund's investments is monitored under the supervision and direction of the board of trustees. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.

INDEXING STRATEGIES involve tracking the investments and, therefore, performance of an index. Each Schwab Equity Index Fund normally will invest at least 80% of its total assets in the securities of its index. The Schwab Total Bond Market Index Fund normally will invest at least 65% of its total assets in the securities of its index. Moreover, each fund will invest so that its portfolio performs similarly to that of its index. Each fund tries to generally match its holdings in a particular security to its weight in the index. Each fund will seek a correlation between its performance and that of its index of 0.90 or better. A perfect correlation of 1.0 is unlikely as the funds incur operating and trading expenses unlike their indices. A fund may rebalance its holdings in order to track its index more closely. In the event its intended correlation is not achieved, the board of trustees will consider alternative arrangements for a fund.

LENDING of portfolio securities is a common practice in the securities industry. A portfolio or underlying fund will engage in security lending arrangements with the primary objective of increasing its income through investment of the cash collateral in short-term, interest-bearing obligations, but will do so only to the extent that it will not lose the tax treatment available to regulated investment companies. Lending portfolio securities involve risks that the borrower may fail to return the securities or provide additional collateral. Also, voting rights with respect to the loaned securities may pass with the lending of the securities. A portfolio or underlying fund may loan portfolio securities to qualified broker-dealers or other institutional investors provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, letters of credit, cash or cash equivalents maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the fund may at any time call the loan and obtain the return of the securities loaned; (3) the fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the fund.

Although voting rights with respect to loaned securities pass to the borrower, the lender retains the right to recall a security (or terminate a loan) for the purpose of exercising the security's voting rights. Efforts to recall such securities promptly may be unsuccessful, especially for foreign securities or thinly traded securities such as small-cap stocks. In addition, because recalling a security may involve expenses to the funds, it is expected that the funds will do so only where the items being voted upon are, in the judgment of Charles Schwab Investment

Management, Inc. (CSIM or the investment adviser), either material to the economic value of the security or threaten to materially impact the issuer's corporate governance policies or structure.

MONEY MARKET SECURITIES are high-quality, short-term debt securities that may be issued by entities such as the U.S. government, corporations and financial institutions (like banks). Money market securities include commercial paper, certificates of deposit, banker's acceptances, notes and time deposits. Certificates of deposit are certificates issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. Banker's acceptances are credit instruments evidencing a bank's obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs.

Money market securities pay fixed, variable or floating rates of interest and are generally subject to credit and interest rate risks. The maturity date or price of and financial assets collateralizing a security may be structured in order to make it qualify as or act like a money market security. These securities may be subject to greater credit and interest rate risks than other money market securities because of their structure. Money market securities may be issued with puts or sold separately, sometimes called demand features or guarantees, which are agreements that allow the buyer to sell a security at a specified price and time to the seller or "put provider." When a portfolio or fund buys a put, losses could occur as a result of the costs of the put or if it exercises its rights under the put and the put provider does not perform as agreed. Standby commitments are types of puts.

MORTGAGE-BACKED SECURITIES represent an interest in an underlying pool of mortgages. Issuers of these securities include agencies and instrumentalities of the U.S. government, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, and private entities, such as banks. The income paid on mortgage-backed securities depends upon the income received from the underlying pool of mortgages. Mortgage-backed securities include collateralized mortgage obligations, mortgage-backed bonds and stripped mortgage-backed securities. These securities are subject to interest rate risk, like other debt securities, in addition to prepayment and extension risk. Prepayments occur when the holder of an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity indicates. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of mortgage-backed securities. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments adversely impact yields for mortgage-backed securities purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not be fully amortized at the time the obligation is repaid. The opposite is true for mortgage-backed securities purchased at a discount. The portfolios may purchase mortgage-related securities at a premium or at a discount. When interest rates rise, extension risk increases and may affect the value of a portfolio or underlying fund. Principal and interest payments on the mortgage-related securities are guaranteed by the government however, such guarantees do not extend to the value or yield of the mortgage-related securities themselves or of a portfolio's shares.

OTHER SECURITIES. Under certain circumstances, an underlying fund may make payment of a redemption by a portfolio wholly, or in part, by a distribution in-kind of securities from its portfolio rather than payment in cash. In such a case, the portfolio may hold the securities distributed until the investment adviser determined that it was appropriate to sell them.

REPURCHASE AGREEMENTS. Repurchase agreements involve a fund buying securities (usually U.S. Government securities) from a seller and simultaneously agreeing to sell them back at an agreed-upon price (usually higher) and time. There are risks that losses will result if the seller does not perform as agreed.

RESTRICTED SECURITIES are securities that are subject to legal restrictions on their sale. Restricted securities may be considered to be liquid if an institutional or other market exists for these securities. In making this determination, a portfolio or underlying fund, under the direction and supervision of the board of trustees, will take into account the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). To the extent a portfolio or underlying fund invests in restricted securities that are deemed liquid, is general level of illiquidity may be increased if qualified institutional buyers become uninterested in purchasing these securities.

SMALL-CAP STOCKS are common stocks issued by U.S. operating companies with market capitalizations that place them within the second-largest 1,000 such companies, as measured by the Small-Cap Index.(R) Historically, small-cap stocks have been riskier than stocks issued by large- or mid-cap companies for a variety of reasons. Small-cap companies may have less certain growth prospects and are typically less diversified and less able to withstand changing economic conditions than larger capitalized companies. Small-cap companies also may have more limited product lines, markets or financial resources than companies with larger capitalizations, and may be more dependent on a relatively small management group. In addition, small-cap companies may not be well known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. Most small-cap company stocks pay low or no dividends.

These factors and others may cause sharp changes in the value of a small-cap company's stock, and even cause some small-cap companies to fail. Additionally, small-cap stocks may not be as broadly traded as large- or mid cap stocks, and a portfolio's or underlying fund's position in securities of such companies may be substantial in relation to the market for such securities. Accordingly, it may be difficult for a portfolio or underlying fund to dispose of securities of these small-cap companies at prevailing market prices in order to meet redemptions. This lower degree of liquidity can adversely affect the value of these securities. For these reasons and others, the value of a portfolio's or underlying fund's investments in small-cap stocks is expected to be more volatile than other types of investments, including other types of stock investments. While small-cap stocks are generally considered to offer greater growth opportunities for investors, they involve greater risks and the share price of a portfolio or underlying fund that invests in small-cap stocks may change sharply during the short term and long term.

SWAP AGREEMENTS are an exchange of one security for another. A swap may be entered into in order to help a portfolio or underlying fund track an index, or to change its maturity, to protect its value from changes in interest rates or to expose it to a different security or market. These agreements are subject to the risk that the counterparty will not fulfill its obligations. The risk of loss in a swap agreement can be substantial due to the degree of leverage that can be involved. In order to help minimize this risk, a portfolio or underlying fund will segregate appropriate assets as necessary.

U.S. GOVERNMENT SECURITIES are issued by the U.S. Treasury or issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. U.S. Treasury securities, include bills, notes and bonds, and are backed by the full faith and credit of the United States. Not all U.S. government securities are backed by the full faith and credit of the United States. Some U.S. government securities are supported by a line of credit the issuing entity has with the U.S. Treasury. Others are supported solely by the credit of the issuing agency or instrumentality. There can be no assurance that the U.S. government will provide financial support to U.S. government securities of its agencies and instrumentalities if it is not obligated to do so under law. Of course U.S. government securities, including U.S. Treasury securities, are among the safest securities, however, not unlike other fixed-income securities, they are still sensitive to interest rate changes, which will cause their yields to fluctuate.

                             INVESTMENT LIMITATIONS

THE FOLLOWING INVESTMENT LIMITATIONS MAY BE CHANGED ONLY BY VOTE OF A MAJORITY OR EACH PORTFOLIO'S SHAREHOLDERS.

THE ALL EQUITY PORTFOLIO MAY NOT:

1) Purchase securities of any issuer unless consistent with the maintenance of its status as a diversified company under the 1940 Act.

2) Concentrate investments in a particular industry or group of industries as concentration is defined under the 1940 Act, or the rules or regulations thereunder.

3) Purchase or sell commodities, commodities contracts or real estate, lend or borrow money, issue senior securities, underwrite securities, or pledge, mortgage or hypothecate any of its assets, except as permitted by the 1940 Act or the rules or regulations thereunder.

THE FOLLOWING DESCRIPTIONS MAY ASSIST INVESTORS IN UNDERSTANDING THE ABOVE FUNDAMENTAL POLICIES AND RESTRICTIONS.

Diversification. Under the 1940 Act, a diversified investment management company, with respect to 75% of its total assets, may not purchase securities (other than U.S. government securities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer or it would own more than 10% of such issuer's outstanding voting securities.

Borrowing. The 1940 Act presently restricts an investment management company from borrowing (including pledging, mortgaging or hypothecating assets) in excess of 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

Lending. Under the 1940 Act, an investment management company may make loans only if expressly permitted by its investment policies.

Concentration. The Securities and Exchange Commission presently defines concentration as investing 25% or more of an investment company's total assets in an industry or group of industries, with certain exceptions.

EACH OF THE GROWTH PORTFOLIO, BALANCED PORTFOLIO AND CONSERVATIVE PORTFOLIO MAY
NOT:

1) As to 75% of its assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities or investments in other registered investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer.

2) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry.

3) Invest more than 10% of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days.

4) Purchase or retain securities of an issuer if any of the officers, trustees or directors of the trust or the investment adviser individually own beneficially more than one-half of 1% of the securities of such issuer and together beneficially own more than 5% of the securities of such issuer.

5) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that each portfolio may (1) purchase securities of companies that deal in real estate or interests therein, (2) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts and (3) purchase securities of companies that deal in precious metals or interests therein.

6) Invest for the purpose of exercising control or management of another issuer.

7) Purchase securities of other investment companies, except as permitted by the 1940 Act, including any exemptive relief granted by the SEC.

8) Lend money to any person, except that each portfolio may (1) purchase a portion of an issue of short-term debt securities or similar obligations (including repurchase agreements) that are distributed publicly or customarily purchased by institutional investors, and (2) lend its portfolio securities.

9) Borrow money or issue senior securities, except that each portfolio may borrow from banks as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes and then only in an amount not to exceed one-third of the value of its total assets (including the amount borrowed), provided that each portfolio will not purchase securities while borrowings represent more than 5% of its total assets.

10) Pledge, mortgage or hypothecate any of its assets, except that, to secure allowable borrowings, each portfolio may do so with respect to no more than one-third of the value of its total assets.

11) Underwrite securities issued by others, except to the extent it may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of securities from its investment portfolio.

THE FOLLOWING ARE NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS FOR EACH PORTFOLIO.

EACH PORTFOLIO MAY NOT:

1) Purchase more than 10% of any class of securities of any issuer if, as a result of such purchase, it would own more than 10% of such issuer's outstanding voting securities. The definition of "securities" does not include cash and cash items (including receivables), government securities and the securities of other investment companies, including private investment companies and qualified purchaser funds.

2) Invest more than 5% of its net assets in warrants, valued at the lower of cost or market, and no more than 40% of this 5% may be invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange, provided, however, that for purposes of this restriction, warrants acquired by a portfolio in units or attached to other securities are deemed to be without value.

3) Purchase puts, calls, straddles, spreads or any combination thereof if by reason of such purchase the value of its aggregate investment in such securities would exceed 5% of the portfolio's net assets.

4)       Make short sales, except for short sales against the box.

5) Purchase or sell interests in oil, gas or other mineral development programs or leases, although it may invest in companies that own or invest in such interests or leases.

6) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities.

THE ALL EQUITY PORTFOLIO MAY NOT:

1) Invest more than 10% of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days.

2) Purchase or retain securities of an issuer if any of the officers, trustees or directors of the trust or the investment adviser individually own beneficially more than one-half of 1% of the securities of such issuer and together beneficially own more than 5% of the securities of such issuer.

3) Invest for the purpose of exercising control or management of another issuer.

4) Purchase securities of other investment companies, except as permitted by the 1940 Act, including any exemptive relief granted by the SEC.

Except with respect to investments in futures and options contracts and illiquid securities, later changes in values do not require a portfolio to sell the investment even if it portfolio could not then make the same investment.

                          MANAGEMENT OF THE PORTFOLIOS


The officers and trustees, their principal occupations during the past five years and their affiliations, if any, with The Charles Schwab Corporation, Charles Schwab & Co., Inc. and Charles Schwab Investment Management, Inc., are as follows:



                                        POSITION(S) WITH          PRINCIPAL OCCUPATIONS & AFFILIATIONS
NAME/DATE OF BIRTH                      THE TRUST
--------------------------------------------------------------------------------------------------------------------
CHARLES R. SCHWAB*                      Chairman, Chief           Chairman and Co-Chief Executive Officer,
July 29, 1937                           Executive Officer and     Director, The Charles Schwab Corporation; Chief
                                        Trustee                   Executive Officer, Director, Charles Schwab
                                                                  Holdings, Inc.; Chairman, Director, Charles
                                                                  Schwab & Co., Inc., Charles Schwab Investment
                                                                  Management, Inc.; Director, The Charles Schwab
                                                                  Trust Company; Chairman, Schwab Retirement Plan
                                                                  Services, Inc.; Chairman and Director until
                                                                  January 1999, Mayer & Schweitzer, Inc. (a
                                                                  securities brokerage subsidiary of The Charles
                                                                  Schwab Corporation); Director, The Gap, Inc. (a
                                                                  clothing retailer), Audiobase, Inc., Vodaphone
                                                                  AirTouch PLC (a telecommunications company) and
                                                                  Siebel Systems (a software company).

STEVEN L. SCHEID*                       President and Trustee     Vice Chairman and Executive Vice President, The
June 28, 1953                                                     Charles Schwab Corporation; Vice Chairman and
                                                                  Enterprise President - Financial Products and
                                                                  Services, Director, Charles Schwab & Co., Inc.;
                                                                  Chief Executive Officer and Chief Financial
                                                                  Officer, Director, Charles Schwab Investment
                                                                  Management, Inc.  From 1994 to 1996, Mr. Scheid
                                                                  was Executive Vice President of Finance for
                                                                  First Interstate Bancorp and Principal Financial
                                                                  Officer from 1995 to 1996.  Prior to 1994, Mr.
                                                                  Scheid was Chief Financial Officer, First
                                                                  Interstate Bank of Texas.

DONALD F. DORWARD                       Trustee                   Chief Executive Officer, Dorward & Associates
September 23, 1931                                                (corporate management, marketing and
                                                                  communications consulting firm).  From 1996 to
                                                                  1999, Executive Vice President and Managing
                                                                  Director, Grey Advertising.  From 1990 to 1996,
                                                                  Mr. Dorward was President and Chief Executive
                                                                  Officer, Dorward & Associates (advertising and
                                                                  marketing/consulting firm).

ROBERT G. HOLMES                        Trustee                   Chairman, Chief Executive Officer and Director,


* This trustee is an "interested person" of the trusts.

May 15, 1931                                                      Semloh Financial, Inc. (international financial
                                                                  services and investment advisory firm).

DONALD R. STEPHENS                      Trustee                   Managing Partner, D.R. Stephens & Company
June 28, 1938                                                     (investments).  Prior to 1996, Chairman and
                                                                  Chief Executive Officer of North American
                                                                  Trust (real estate investment trust).

MICHAEL W. WILSEY                       Trustee                   Chairman, Chief Executive Officer and Director,
August 18, 1943                                                   Wilsey Bennett, Inc. (truck and air
                                                                  transportation, real estate investment,
                                                                  management, and investments).

JEREMIAH H. CHAFKIN*                    Executive Vice            Executive Vice President, Asset Management
May 5, 1959                             President, Chief          Products and Services, Charles Schwab & Co.,
                                        Operating Officer and     Inc.; President and Chief Operating Officer,
                                        Trustee                   Charles Schwab Investment Management, Inc.
                                                                  Prior to September 1999, Mr. Chafkin was Senior
                                                                  Managing Director, Bankers Trust Company.

MARIANN BYERWALTER                      Trustee                   Vice President for Business Affairs and Chief
August 13, 1960                                                   Financial Officer, Stanford University (higher
                                                                  education).  Prior to February 1996, Ms.
                                                                  Byerwalter was Chief Financial Officer of Eureka
                                                                  Bank (savings and loans) and Chief Financial
                                                                  Officer and Chief Operating Officer of America
                                                                  First Holdings, Inc. (holding company).  Ms.
                                                                  Byerwalter also is on the Board of Directors of
                                                                  America First Companies, Omaha, NE (venture
                                                                  capital/fund management) and Redwood Trust Inc.
                                                                  (mortgage finance).

WILLIAM A. HASLER                       Trustee                   Co-Chief Executive Officer, Aphton Corporation
November 22, 1941                                                 (bio-pharmaceuticals). Prior to August 1998, Mr.
                                                                  Hasler was Dean of the Haas School of Business
                                                                  at the University of California, Berkeley
                                                                  (higher education).  Mr. Hasler also is on the
                                                                  Board of Directors of Solectron Corporation
                                                                  (manufacturing), Tenera, Inc. (services and
                                                                  software), Airlease, Ltd. (aircraft leasing) and
                                                                  Mission West Properties (commercial real estate).

GERALD B. SMITH                         Trustee                   Chairman and Chief Executive Officer, Smith
September 28, 1950                                                Graham & Co. (investment management).  Mr. Smith
                                                                  also is on the Board of Directors of
                                                                  Pennzoil-Quaker State Company (automotive).



-------------------
*This trustee is an "interested person" of the trusts.

TAI-CHIN TUNG                           Treasurer and Principal   Senior Vice President, Treasurer and Controller,
March 7, 1951                           Financial Officer         Charles Schwab Investment Management, Inc.  From
                                                                  1994 to 1996, Ms. Tung was Controller for
                                                                  Robertson Stephens Investment Management, Inc.
                                                                  From 1993 to 1994, she was Vice President of
                                                                  Fund Accounting, Capital Research and Management
                                                                  Co.

STEPHEN B. WARD                         Senior Vice President     Senior Vice President and Chief Investment
April 5, 1955                           and Chief Investment      Officer, Charles Schwab Investment Management,
                                        Officer                   Inc.

FRANCES COLE                            Secretary                 Senior Vice President, Chief Counsel and
September 9, 1955                                                 Assistant Corporate Secretary, Charles Schwab
                                                                  Investment Management, Inc.


Each of the above-referenced officers and/or trustees also serves in the same capacity as described for the trust, for The Charles Schwab Family of Funds, Schwab Investments and Schwab Annuity Portfolios. The address of each individual listed above is 101 Montgomery Street, San Francisco, California 94104.

Each portfolio is overseen by a board of trustees. The board of trustees meets regularly to review each portfolio's activities, contractual arrangements and performance. The board of trustees is responsible for protecting the interests of the portfolio's shareholders. The following table provides information as of October 31, 1999, concerning compensation of the trustees. Unless otherwise stated, information is for the fund complex, which included 40 funds as of October 31, 1999.

                                                                             Pension or            ($)
                                            ($)                              Retirement           Total
 Name of Trustee                   Aggregate Compensation                     Benefits      Compensation from
                                    from each portfolio                   Accrued as Part      Fund Complex
                                                                            of Portfolio
                                                                              Expenses

                    ---------------------------------------------------
                    All Equity   Growth       Balanced     Conservative
                    Portfolio    Portfolio    Portfolio    Portfolio
---------------------------------------------------------------------------------------------------------------
Charles R. Schwab     0            0            0            0              N/A               0
Steven L. Scheid      0            0            0            0              N/A               0
William J. Klipp 1    0            0            0            0              N/A               0

1 Mr. Klipp departed Charles Schwab & Co., Inc. in 1999 and resigned from the board of trustees effective April 30, 2000.

                                                                             Pension or            ($)
                                            ($)                              Retirement           Total
 Name of Trustee                   Aggregate Compensation                     Benefits      Compensation from
                                    from each portfolio                   Accrued as Part      Fund Complex
                                                                            of Portfolio
                                                                              Expenses


                    ---------------------------------------------------
                    All Equity   Growth       Balanced     Conservative
                    Portfolio    Portfolio    Portfolio    Portfolio
---------------------------------------------------------------------------------------------------------------
Jeremiah H.           0            0            0            0              N/A               0
Chafkin 2
Mariann               0            0            0            0              N/A               0
Byerwalter 2
William A. Hasler 2   0            0            0            0              N/A               0
Gerald B. Smith 2     0            0            0            0              N/A               0
Donald F. Dorward     $1,047       $1,334       $1,311       $1,046         N/A               $118,150
Robert G. Holmes      $1,047       $1,334       $1,311       $1,046         N/A               $118,150
Donald R. Stephens    $1,047       $1,334       $1,311       $1,046         N/A               $118,150
Michael W. Wilsey     $991         $1,264       $1,242       $991           N/A               $109,450


                           DEFERRED COMPENSATION PLAN

Trustees who are not "interested persons" of the trust ("independent trustees") may enter into a fee deferral plan. Under this plan, deferred fees will be credited to an account established by the trust as of the date that such fees would have been paid to the trustee. The value of this account will equal the value that the account would be if the fees credited to the account had been invested in the shares of SchwabFunds selected by the trustee. Currently, none of the independent trustees has elected to participate in this plan.

                                 CODE OF ETHICS

The portfolios, their investment adviser and Schwab have adopted a Code of Ethics (Code) as required under the 1940 Act. Subject to certain conditions or restrictions, the Code permits the trustees, directors, officers or advisory representatives of the portfolios or the investment adviser or the directors or officers of Schwab to buy or sell securities for their own accounts. This includes securities that may be purchased or held by the portfolios. Securities transactions by some of these individuals may be subject to prior approval of the investment adviser's Chief

2  This trustee was first elected by shareholders on June 1, 2000.

Compliance Officer or alternate. Most securities transactions are subject to quarterly reporting and review requirements.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of February 1, 2000, the officers and trustees of the trust(s), as a group owned of record or beneficially less than 1% of the outstanding voting securities of each portfolio.

As of February 1, 2000, the following represents persons or entities that owned, directly or beneficially, more than 5% of shares of the portfolios:

Conservative Portfolio
Charles Schwab Trust Co.                                                       13.93%

Balanced Portfolio
Charles Schwab Trust Co.                                                        9.12%

Growth Portfolio
Charles Schwab Trust Co.                                                        7.44%

                     INVESTMENT ADVISORY AND OTHER SERVICES

                               INVESTMENT ADVISER

Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, 101 Montgomery Street, San Francisco CA 94104, serves as the portfolios' investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (Advisory Agreement) between it and the trust. Charles Schwab & Co., Inc. (Schwab) is an affiliate of the investment adviser and is the trust's distributor, shareholder services agent and transfer agent. Charles R. Schwab is the founder, Chairman, Co-Chief Executive Officer and Director of The Charles Schwab Corporation. As a result of his ownership of and interests in The Charles Schwab Corporation, Mr. Schwab may be deemed to be a controlling person of the investment adviser and Schwab.


For its advisory and administrative services to the portfolios, the investment adviser is entitled to receive a graduated annual fee, payable monthly, of 0.44% of each portfolio's average daily net assets not in excess of $500 million and 0.39% of such net assets over $500 million. Prior to June 30, 2000, the graduated annual fee, payable monthly was 0.54% of each portfolio's average daily net assets not in excess of $500 million and 0.49% of such net assets over $500 million. Prior to February 28, 1999, the graduated annual fee, payable monthly was 0.74% of the first $1 billion of average daily net assets, 0.69% of the next $1 billion and 0.64% of such assets over $2 billion.



The investment adviser and Schwab have guaranteed that, through at least February 28, 2001, the total operating expenses for each portfolio, including the impact of underlying SchwabFunds investments, will not exceed 0.50% of its average daily net assets.


For the fiscal year ended October 31, 1999, and for the fiscal period of May 19, 1998, (commencement of operations) to October 31, 1998, the All Equity Portfolio paid investment advisory fees of $255,000 and $0, respectively (fees were reduced by $647,000 and $357,000, respectively).

For the fiscal years ended October 31, 1999, 1998 and 1997, the Growth Portfolio paid investment advisory fees of $927,000, $553,000 and $337,000, respectively (fees were reduced by $1,116,900, $1,157,000 and $296,000, respectively).

For the fiscal years ended October 31, 1999, 1998 and 1997, the Balanced Portfolio paid investment advisory fees of $876,000, $491,000 and $219,000, respectively (fees were reduced by $1,119,000, $1,095,000 and $242,000, respectively).

For fiscal years ended October 31, 1999, 1998 and 1997, the Conservative Portfolio paid investment advisory fees of $358,000, $78,000 and $26,000, respectively (fees were reduced by $501,000, $504,000 and $118,000, respectively).

                                   DISTRIBUTOR

Pursuant to an agreement, Schwab is the principal underwriter for shares of the portfolios and is the trust's agent for the purpose of the continuous offering of the portfolios' shares. Each portfolio pays the cost of the prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplementary sales literature and advertising. Schwab receives no fee under the agreement. Terms of continuation, termination and assignment under the agreement are identical to those described above with respect to the Advisory Agreement.

                     SHAREHOLDER SERVICES AND TRANSFER AGENT

Schwab provides portfolio information to shareholders, including share price, reporting shareholder ownership and account activities and distributing the portfolios' prospectuses, financial reports and other informational literature about the portfolios. Schwab maintains the office space, equipment and personnel necessary to provide these services. At its own expense, Schwab may engage third party entities, as appropriate, to perform some or all of these services.

For the services performed as transfer agent under its contract with each portfolio, Schwab is entitled to receive an annual fee, payable monthly from each portfolio, in the amount of 0.05% of each portfolio's average daily net assets.

For the services performed as shareholder services agent under its contract with each portfolio, Schwab is entitled to receive an annual fee, payable monthly from each portfolio, in the amount of 0.20% of each portfolio's average daily net assets.

                          CUSTODIAN AND FUND ACCOUNTANT

Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109 serves as custodian and SEI Investments, Mutual Fund Services, One Freedom Valley Drive, Oaks, PA 19456, serves as fund accountant for the portfolios.

The custodian is responsible for the daily safekeeping of securities and cash held or sold by the portfolios. The fund accountant maintains all books and records related to each portfolio's transactions.

                             INDEPENDENT ACCOUNTANTS

The portfolios' independent accountants, PricewaterhouseCoopers LLP, audit and report on the annual financial statements for the portfolios and review certain regulatory reports and each portfolio's federal income tax return. They also perform other professional accounting, auditing, tax and advisory services when the trusts engage them to do so. Their address is 333 Market Street, San Francisco, CA 94105. Each portfolio's audited financial statements for the fiscal year ended October 31, 1999 are included in the portfolios' annual report, which is a separate report supplied with the SAI.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

                               PORTFOLIO TURNOVER

For reporting purposes, each portfolio's turnover rate is calculated by dividing the value of purchases or sales of portfolio securities for the fiscal year, whichever is less, by the monthly average value of portfolio securities the portfolio owned during the fiscal year. When making the calculation, all securities whose maturities at the time of acquisition were one year or less ("short-term securities") are excluded.

A 100% portfolio turnover rate would occur, for example, if all portfolio securities (aside from short-term securities) were sold and either repurchased or replaced once during the fiscal year.

Typically, funds with high turnover (such as a 100% or more) tend to generate higher capital gains and transaction costs, such as brokerage commissions. Although brokerage commissions are generally not paid on purchases or sales of mutual fund shares.

The All Equity Portfolio's turnover rate for the fiscal year ended October 31, 1999 and for the fiscal period of May 19, 1998 (commencement of operations) to the fiscal year ended October 31, 1998, was 6% and 2%, respectively.

The Growth Portfolio's turnover rates for the fiscal years ended October 31, 1999 and 1998, were 7% and 14%, respectively.

The Balanced Portfolio's turnover rates for the fiscal years ended October 31, 1999 and 1998, were 7% and 32%, respectively.

The Conservative Portfolio's turnover rates for the fiscal years ended October 31, 1999 and 1998, were 8% and 58%, respectively.

                             PORTFOLIO TRANSACTIONS

In effecting securities transactions for the fund, the investment adviser seeks to obtain best execution. Subject to the supervision of the board of trustees, the investment adviser will generally select brokers and dealers for the fund on the basis of a number of factors, including, for example, price paid for securities, commission paid for transactions, clearance, settlement, reputation, financial strength and stability, efficiency of execution and error resolution, block trading and block positioning capabilities, willingness to execute related or unrelated difficult transactions in the future, and order of call.

In assessing these criteria, the investment adviser will, among other things, monitor the performance of brokers effecting transactions for the portfolios to determine the effect, if any, that the portfolios' transactions through those brokers have on the market prices of the stocks involved. This may be of particular importance for the portfolios' investments in relatively smaller companies whose stocks are not as actively traded as those of their larger counterparts. The portfolios will seek to buy and sell securities in a manner that causes the least possible fluctuation in the prices of those stocks in view of the size of the transactions.

When the execution capability and price offered by two or more broker-dealers are comparable, the investment adviser may, in its discretion, in agency transactions (and not principal transactions) utilize the services of broker-dealers that provide it with investment information and other research resources. Such resources also may be used by the investment adviser when providing advisory services to other investment advisory clients, including mutual funds.

In an attempt to obtain best execution for the portfolios, the investment adviser may place orders directly with market makers or with third market brokers, Instinet or brokers on an agency basis. Placing orders with third market brokers or through Instinet may enable the portfolios to trade directly with other institutional holders on a net basis. At times, this may allow the portfolios to trade larger blocks than would be possible trading through a single market maker.

In determining when and to what extent to use Schwab or any other affiliated broker-dealer as its broker for executing orders for the portfolios on securities exchanges, the investment adviser follows procedures, adopted by the board of trustees, that are designed to ensure that affiliated brokerage commissions (if relevant) are reasonable and fair in comparison to unaffiliated brokerage commissions for comparable transactions. The board reviews the procedures annually and approves and reviews transactions involving affiliated brokers quarterly.

                              BROKERAGE COMMISSIONS

For the fiscal year ended October 31, 1999 and for the fiscal period of May 19, 1998, (commencement of operations) to October 31, 1998, the All Equity Portfolio paid brokerage commissions of $0 and $0, respectively.

For the fiscal years ended October 31, 1999, 1998 and 1997, the Growth Portfolio, paid brokerage commissions of $2,289, $5,838 and $32,365, respectively.

For the fiscal years ended October 31, 1999, 1998 and 1997, the Balanced Portfolio, paid brokerage commissions of $1,928, $5,538 and $27,084, respectively.

For the fiscal years ended October 31, 1999, 1998 and 1997, the Conservative Portfolio, paid brokerage commissions of $362, $2,448 and $4,153, respectively.

                            DESCRIPTION OF THE TRUST

Each portfolio is a series of Schwab Capital Trust, an open-end investment management company organized as a Massachusetts business trust on May 7, 1993.

The Declaration of Trust provides that shares may be automatically redeemed if held by a shareholder in an amount less than the minimum required by each portfolio or share class. Each portfolio's initial and subsequent minimum investment and balance requirements are set forth in the prospectus. These minimums may be waived for certain investors, including trustees, officers and employees of Schwab, or changed without prior notice.

The portfolios may hold special meetings. These meetings may be called for purposes such as electing trustees, changing fundamental policies and amending management contracts. Shareholders are entitled to one vote for each share owned and may vote by proxy or in person. Proxy materials will be mailed to shareholders prior to any meetings, and will include a voting card and information explaining the matters to be voted upon.

The bylaws of the trust provide that a majority of shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, except that where any provision of law, or of the Declaration of Trust or of the bylaws permits or requires that (1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series, or (2) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. A majority of the outstanding shares of a portfolio means the affirmative vote, at an annual or special meeting of shareholders, (a) where 67% or more of the voting securities are present at the meeting or represented by proxy, of shareholders owning more than 50% of the outstanding securities of a portfolio, or (b) of more than 50% of the outstanding voting securities of a portfolio, whichever is less. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Declaration of Trust specifically authorizes the board of trustees to terminate the trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the trust's obligations. The Declaration of Trust, however, disclaims shareholder liability for the trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the trust or the trustees. In addition, the Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the trust solely by reason of being or having been a shareholder. Moreover the trust will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the trust itself is unable to meet its obligations. There is a remote possibility that a portfolio could become liable for a misstatement in the prospectus or SAI about another portfolio.

As more fully described in the Declaration of Trust, the trustees may each year, or more frequently, distribute to the shareholders of each series accrued income less accrued expenses and any net realized capital gains less accrued expenses. Distributions of each year's income of each series shall be distributed pro rata to shareholders in proportion to the number of shares of each series held by each of them. Distributions will be paid in cash or shares or a combination thereof as determined by the trustees. Distributions paid in shares will be paid at the net asset value as determined in accordance with the bylaws.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

                PURCHASING AND REDEEMING SHARES OF THE PORTFOLIOS

As long as the portfolios or Schwab follow reasonable procedures to confirm that your telephone order is genuine, they will not be liable for any losses an investor may experience due to unauthorized or fraudulent instructions. These procedures may include requiring a form of personal identification before acting upon any telephone order, providing written confirmation of telephone orders and tape recording all telephone orders.

Share certificates will not be issued in order to avoid additional administrative costs, however, share ownership records are maintained by Schwab. Twice a year, financial reports will be mailed to shareholders describing the portfolios' performance and investment holdings. In order to reduce these mailing costs, each household will receive one consolidated mailing. If you do not want to receive consolidated mailings, you may write to your portfolio and request that your mailings not be consolidated.

The portfolios have made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. This election is irrevocable without the SEC's prior approval. Redemption requests in excess of these limits may be paid, in whole or in part, in investment securities or in cash, as the board of trustees may deem advisable. Payment will be made wholly in cash unless the board of trustees believes that economic or market conditions exist that would make such payment a detriment to the best interests of a portfolio. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in "Pricing of Shares". A redeeming shareholder would normally incur brokerage expenses if he or she were to convert the securities to cash.

                        DELIVERY OF SHAREHOLDER DOCUMENTS

Typically once a year, an updated prospectus will be mailed to shareholders describing each fund's investment strategies, risks and shareholder policies. Twice a year, financial reports will be mailed to shareholders describing each fund's performance and investment holdings. In order to eliminate duplicate mailings of shareholder documents, each household may receive one copy of these documents, under certain conditions. This practice is commonly called "householding." If you want to receive multiple copies, you may write or call your fund at the address or telephone number on the front of this SAI. Your instructions will be effective within 30 days of receipt by Schwab.

                                PRICING OF SHARES

In accordance with the 1940 Act, the underlying mutual funds are valued at their respective net asset values as determined by those funds. The underlying mutual funds that are money market funds may value their portfolio securities based on the value or amortized cost method. The other underlying mutual funds value their portfolio securities based on market quotes if they are readily available. The investment adviser assigns fair values to the portfolios' other investments in good faith under board of trustees guidelines. The board of trustees regularly reviews these values. Securities traded on stock exchanges are valued at the last quoted sales price on the exchange on which such securities are primarily traded, or, lacking any sales, at the mean between the bid and ask prices. Securities traded in the over-the-counter market are valued at the last sales price that day, or if no sales that day, at the mean between the bid and ask prices.

Securities that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the current exchange rate. Foreign securities for which the closing values are not readily available are valued at fair value as determined in good faith pursuant to the board of trustees' guidelines.

Securities for which market quotations are not readily available (including restricted securities that are subject to limitations on their sale and illiquid securities) are valued at fair value as determined in good faith pursuant to guidelines adopted by the board of trustees. Securities may be valued on the basis of prices provided by pricing services when such prices are believed to reflect fair market value. The board of trustees regularly reviews any fair values assigned to portfolio securities.

                                    TAXATION

                   FEDERAL TAX INFORMATION FOR THE PORTFOLIOS

It is each portfolio's policy to qualify for taxation as a "regulated investment company" (RIC) by meeting the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). By qualifying as a RIC, each portfolio expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject. If a portfolio does not qualify as a RIC under the Code, it will be subject to federal income tax on its net investment income and any net realized capital gains.

The Code imposes a non-deductible excise tax on RICs that do not distribute in a calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined in the Code) for the calendar year plus 98% of their net capital gain for the one-year period ending on October 31 of such calendar year, plus any undistributed amounts from prior years. The non-deductible excise tax is equal to 4% of the deficiency. For the foregoing purposes, a portfolio is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

A portfolio's transactions in futures contracts and forward foreign currency exchange transactions may be restricted by the Code and are subject to special tax rules. In a given case, these rules may accelerate income to a portfolio, defer its losses, cause adjustments in the holding periods of the portfolio's assets, convert short-term capital losses into long-term capital losses or otherwise affect the character of the portfolio's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The portfolios will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of the portfolios and their shareholders.

                 FEDERAL INCOME TAX INFORMATION FOR SHAREHOLDERS

The discussion of federal income taxation presented below supplements the discussion in the portfolios' prospectus and only summarizes some of the important federal tax considerations generally affecting shareholders of the portfolios. Accordingly, prospective investors (particularly those not residing or domiciled in the United States) should consult their own tax advisers regarding the consequences of investing in a portfolio.

Any dividends declared by a portfolio in October, November or December and paid the following January are treated, for tax purposes, as if they were received by shareholders on December 31 of the year in which they were declared. Long-term capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares. However, if you receive a long-term capital gain distribution with respect to portfolio shares held for six months or less, any loss on the sale or exchange of those shares shall, to the extent of the long-term capital gain distribution, be treated as a long-term capital loss. For corporate investors in the portfolios, dividend distributions the portfolios designate to be from dividends received from qualifying domestic corporations will be eligible for the 70% corporate dividends-received deduction to the extent they would qualify if the portfolios were regular corporations. Distributions by a portfolio also may be subject to state, local and foreign taxes, and its treatment under applicable tax laws may differ from the federal income tax treatment.

A portfolio will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; or (3) fails to provide a certified statement that he or she is not subject to "backup withholding." Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains. Distributions to foreign shareholders of long-term capital gains and any gains from the sale or other disposition of shares of the portfolios generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Code's definition of "resident alien" or (2) who is physically present in the U.S. for 183 days or more. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Income that the portfolios receive from sources within various foreign countries may be subject to foreign income taxes withheld at the source. If a portfolio has at least 50% of its assets invested in foreign securities at the end of its taxable year, it may elect to "pass through" to its shareholders the ability to take either the foreign tax credit or the deduction for foreign taxes. Pursuant to this election, U.S. shareholders must include in gross income, even though not actually received, their respective pro rata share of foreign taxes, and may either deduct their pro rata share of foreign taxes (but not for alternative minimum tax purposes) or credit the tax against U.S. income taxes, subject to certain limitations described in Code sections 901 and 904 (but not both). A shareholder who does not itemize deductions may not claim a deduction for foreign taxes. It is expected that the portfolios will not have 50% of their assets invested in foreign securities at the close of their taxable years, and therefore will not be permitted to make this election. Also, to the extent a portfolios invests in an underlying mutual fund that elects to pass through foreign taxes, these portfolios will not be able to pass through the taxes paid by the underlying mutual fund. Each shareholder's respective pro rata share of foreign taxes the portfolio pays will, therefore, be netted against their share of the portfolio's gross income.

The portfolios may invest in a non-U.S. corporation that could be treated as a passive foreign investment company (PFIC) or become a PFIC under the Code. This could result in adverse tax consequences upon the disposition of, or the receipt of "excess distributions" with respect to, such equity investments. To the extent the portfolios do invest in PFICs, they may elect to treat the PFIC as a "qualified electing fund" or mark-to-market its investments in PFICs annually. In either case, the portfolios may be required to distribute amounts in excess of realized income and gains. To the extent that the portfolios do invest in foreign securities that are determined to be PFIC securities and are required to pay a tax on such investments, a credit for this tax would not be allowed to be passed through to the portfolios' shareholders. Therefore, the payment of this tax would reduce the portfolios' economic return from their PFIC shares, and excess distributions received with respect to such shares are treated as ordinary income rather than capital gains.

An underlying mutual fund may invest in non-U.S. corporations which would be treated as PFICs or become a PFIC. This could result in adverse tax consequences upon the disposition of, or the receipt of "excess distributions" with respect to, such equity investments. To the extent an underlying mutual fund does invest in PFICs, it may elect to treat the PFIC as a "qualified electing fund" or mark-to-market its investments in PFICs annually. In either case, the underlying mutual fund may be required to distribute amounts in excess of its realized income and gains. To the extent that the underlying mutual fund itself is required to pay a tax on income or gain from investment in PFICs, the payment of this tax would reduce the portfolios' economic return.

                         CALCULATION OF PERFORMANCE DATA

Average annual total return is a standardized measure of performance calculated using methods prescribed by SEC rules. It is calculated by determining the ending value of a hypothetical initial investment of $1,000 made at the beginning of a specified period. The ending value is then divided by the initial investment, which is annualized and expressed as a percentage. It is reported for periods of one, five and 10 years or since commencement of operations for periods not falling on those intervals. In computing average annual total return, a portfolio assumes reinvestment of all distributions at net asset value on applicable reinvestment dates.

                Portfolio                       One Year ended            From Commencement of Operations
      (Commencement of Operations)             October 31, 1999                 to October 31, 1999
---------------------------------------------------------------------------------------------------------------
All Equity     (5/19/98)                            24.34%                            10.36%
Growth         (11/20/95)                           19.24%                            16.01%
Balanced       (11/20/95)                           14.18%                            13.23%
Conservative   (11/20/95)                            9.13%                            10.37%

A portfolio also may advertise its cumulative total return since inception. This number is calculated using the same formula that is used for average annual total return except that, rather than calculating the total return based on a one-year period, cumulative total return is calculated from commencement of operations to the fiscal year end October 31, 1999.

Portfolio (Commencement of Operations)                          Cumulative Total Return
--------------------------------------                          -----------------------
All Equity     (5/19/98)                                                   15.39%
Growth         (11/20/95)                                                  79.82%
Balanced       (11/20/95)                                                  63.37%
Conservative   (11/20/95)                                                  47.66%

The performance of the portfolios may be compared with the performance of other mutual funds by comparing the ratings of mutual fund rating services, various indices of investment performance, U.S. government obligations, bank certificates of deposit, the consumer price index and information provided by proprietary and non-proprietary research services and other investments for which reliable data is available.

The portfolios also may compare their historical performance figures to other asset class performance, performance of indices and mutual funds similar to their asset categories and sub-categories, and to the performance of "blended indices" similar to the portfolios' strategies.

The primary index for large company stocks is the S&P 500 Index; for small company stocks, the Ibbottson, the BARRA Small-Cap Index and the Russell 2000(R) Index; for foreign stocks, the MSCI-EAFE Index; and for bonds the Ibbottson and Lehman Brothers Aggregate Bond indices.